UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2016

Park Sterling Corporation

(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 716-2134

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Park Sterling Corporation (“Park Sterling”) on May 2, 2016 (the “Original Form 8-K”) with respect to, among other things, its first quarter 2016 earnings release and related conference call held on April 28, 2016. Park Sterling is filing this Current Report on Form 8-K/A to add as an exhibit the transcript of the conference call held by the Company on April 28, 2016.

Item 2.02. Results of Operations and Financial Condition.

As previously reported in the Original Form 8-K, on April 28, 2016, Park Sterling announced its financial results for the quarter ended March 31, 2016 and held an investor conference call disclosing the financial results. Copies of the related press release and the slide package prepared for use by executive management for this presentation were furnished as Exhibits 99.1 and 99.2 to the Original Form 8-K. A copy of the transcript of the investor conference call is furnished as Exhibit 99.4 to this Form 8-K/A. The information included herein, as well as Exhibits 99.1, 99.2 and 99.4 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.4	Transcript from investor conference call held on April 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2016

PARK STERLING CORPORATION

By:	/s/ Donald K. Truslow
Donald K. Truslow
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.4	Transcript from investor conference call held on April 28, 2016

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